Edgar Lomax Value Fund
                                  Annual Report

                              For the period ended
                                October 31, 1998



Dear Fellow Shareholder:

     We are pleased to report on the investment performance and continuing growth of the Edgar Lomax Value Fund through the end of its first fiscal year. From its opening on December 12, 1997 through October 31, 1998, the Fund gained 7.9% while its assets grew to $3.3 million.

     The stock market thus far in 1998 has been unusually strong, but volatile. The very largest stocks in the S&P 500 index, such as Microsoft and General
Electric, have performed extremely well while the larger set of relatively-smaller stocks have experienced only a fraction of the S&P 500 index's gain. Additionally, there is an unprecedented disparity between the performance of "growth" and "value" stocks. Specifically, the S&P/Barra Value index, which measures the performance of the roughly lower half - in terms of value, based on price-to-book ratios - of the S&P 500 stocks, gained 5.3% for the year through October 31. In comparison, the S&P/Barra Growth index gained 23.7%. Your fund, however, is running ahead of its "value" benchmark with a year-to-date gain of 6.1%.

     With respect to volatility, the stock market reached a record high on July 17, 1998, but the months that followed include a nearly-20% market decline followed by a substantial recovery. You will be pleased to know that the characteristics we require of our stock selections - for example, lower price-to-earnings ratios and higher dividend yields than those of the average stock - resulted in our strongly outperforming the market during its sharp pullback. As a result, for the three-month period ended October 31, the Fund gained 1.6% as compared to a loss of 1.6% in the S&P 500, a loss of 4.0% in the S&P/Barra Value and a gain of 0.6% in the S&P/Barra Growth.

     The market's recent drop reminds us that all investments assume risk, including ours. However, our strategies are designed specifically to minimize risk. First, we select stocks only from those comprising the S&P 500 index, consequently limiting our portfolios to, for all practical purposes, the very largest publicly-owned companies. We then take steps to eliminate those companies we consider over-leveraged (that is, we believe debt represents too large a portion of total corporate financing). A resulting portfolio should, as a consequence, have a risk profile more favorable than that of the S&P 500 itself. Finally, we absolutely require that our companies pay dividends.

     Thank you kindly for allowing us to serve you. We will continue extending our best efforts to help you achieve your long-term investment goals.

Cordially,

/s/
Randall R. Eley


                Edgar Lomax      S & P 500         S & P/Barra     Lipper Growth
                Value Fund    Composite Stock      Value Index        & Income
                                Price Index                          Fund Index
12-Dec-97         $10,000          $10,000           $10,000          $10,000
31-Dec-97         $10,169          $10,187           $10,187          $10,193
31-Jan-98          $9,949          $10,303           $10,062          $10,212
28-Feb-98         $10,639          $11,041           $10,816          $10,853
31-Mar-98         $11,030          $11,606           $11,365          $11,355
30-Apr-98         $11,150          $11,724           $11,499          $11,416
31-Mar-98         $10,889          $11,519           $11,337          $11,233
30-Jun-98         $10,929          $11,989           $11,423          $11,368
31-Jul-98         $10,619          $11,864           $11,175          $11,090
31-Aug-98          $9,418          $10,148           $9,378           $9,524
30-Sep-98         $10,199          $10,796           $9,948           $9,951
31-Oct-98         $10,789          $11,679           $10,727          $10,674



Past performance is not predictive of future performance.

*The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

*The Lipper Growth & Income Fund Index is comprised of the 30 largest growth and income funds. Growth and income funds combine the growth-of-earnings orientation and an income requirement for level and/or rising dividends.


SCHEDULE OF INVESTMENTS at October 31, 1998
------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 98.90%                                         Market Value
------------------------------------------------------------------------------------------------
                     Aerospace / Defense: 0.36%
         200         General Dynamics Corporation.................................     $ 11,838
                                                                                  -------------

                     Automobiles: 4.07%
       2,125         General Motors Corp..........................................      134,008
                                                                                  -------------

                     Banks - Major Regional: 3.24%
       2,184         Bank One Corporation.........................................      106,743
                                                                                  -------------

                     Banks - Money Center: 2.72%
         200         Citigroup Inc................................................        9,412
         850         J.P. Morgan & Co., Incorporated..............................       80,113
                                                                                  -------------
                                                                                         89,525
                                                                                  -------------
                     Chemicals: 7.89%
         200         E.I. du Pont de Nemours and Company..........................       11,500
       1,325         The Dow Chemical Company.....................................      124,053
       3,225         Union Carbide Corporation....................................      124,163
                                                                                  -------------
                                                                                        259,716
                                                                                  -------------
                     Chemicals - Specialty: 0.34%
         300         International Flavors & Fragrances, Inc......................       11,231
                                                                                  -------------

                     Communications Equipment: 1.22%
       1,150         Harris Corporation...........................................       40,322
                                                                                  -------------

                     Electric Companies: 8.21%
       2,575         American Electric Power Company, Inc.........................      126,014
       5,125         The Southern Company.........................................      144,461
                                                                                  -------------
                                                                                        270,475
                                                                                  -------------


                     Electrical Equipment: 4.03%
       1,175         Honeywell, Inc...............................................       93,853
         950         Rockwell International Corporation...........................       39,009
                                                                                  -------------
                                                                                        132,862
                                                                                  -------------
                     Electronics - Defense: 4.28%
       1,170         Raytheon Co., Class A........................................     $ 65,520
       1,300         Raytheon Co., Class B........................................       75,481
                                                                                  -------------
                                                                                        141,001
                                                                                  -------------
                     Electronics - Instrumentation: 0.16%
         300         Tektronix, Inc...............................................        5,362
                                                                                  -------------

                     Electronics - Semiconductors: 2.47%
       1,275         Texas Instruments, Incorporated..............................       81,520
                                                                                  -------------

                     Engineering and Construction: 2.65%
       2,250         Flour Corporation............................................       87,328
                                                                                  -------------

                     Financial - Diversified: 0.48%
         100         American Express Company.....................................        8,838
         100         American General Corporation.................................        6,850
                                                                                  -------------
                                                                                         15,688
                                                                                  -------------
                     Insurance - Multi-Line: 6.48%
       2,125         CIGNA Corporation............................................      154,992
       1,100         The Hartford Financial Services Group, Inc...................       58,437
                                                                                  -------------
                                                                                        213,429
                                                                                  -------------
                     Leisure Time - Products: 0.30%
         500         Brunswick Corporation........................................        9,719
                                                                                  -------------

                     Machinery - Diversified: 0.41%
         300         Caterpillar Inc..............................................       13,500
                                                                                  -------------

                     Manufacturing - Diversified: 4.01%
       1,650         Minnesota Mining and Manufacturing Company...................      132,000
                                                                                  -------------



                     Oil - Domestic Integrated: 3.24%
       1,550         Atlantic Richfield Company...................................      106,756
                                                                                  -------------

                     Oil - International Integrated: 12.95%
       2,700         Amoco Corporation............................................    $ 151,538
       1,200         Chevron Corporation..........................................       97,800
       1,850         Exxon Corporation............................................      131,813
         600         Mobil Corporation............................................       45,412
                                                                                  -------------
                                                                                        426,563
                                                                                  -------------
                     Other: 1.34%
         400         Standard & Poor's Depositary Receipts........................       44,025
                                                                                  -------------

                     Paper and Forest Products: 4.51%
       3,000         International Paper Company..................................      139,313
         200         Weyerhaeuser Company.........................................        9,363
                                                                                  -------------
                                                                                        148,676
                                                                                  -------------
                     Photography/Imaging: 4.65%
       1,975         Eastman Kodak Company........................................      153,062
                                                                                  -------------

                     Railroads: 4.30%
       4,300         Norfolk Southern Corporation.................................      141,631
                                                                                  -------------

                     Restaurants: 2.59%
       1,275         McDonalds Corporation........................................       85,266
                                                                                  -------------

                     Retail - Specialty / Apparel: 4.09%
          64         Abercrombie & Fitch Co.*.....................................        2,540
       5,150         The Limited, Inc.............................................      131,969
                                                                                  -------------
                                                                                        134,509
                                                                                  -------------
                     Telecommunications - Long Distance: 2.55%
       1,350         AT&T Corp....................................................       84,037
                                                                                  -------------

                     Telephone: 0.32%
         200         Bell Atlantic Corporation....................................       10,625
                                                                                  -------------

                     Tobacco: 5.04%
       3,250         Philip Morris Companies, Inc.................................      166,156
                                                                                  -------------

                     Total common stocks (cost $3,090,027)........................    3,257,573
                                                                                  -------------


Principal Amount     SHORT-TERM INVESTMENTS: 1.84%
------------------------------------------------------------------------------------------------
     $60,534         Star Treasury Fund (cost $60,534)............................     $ 60,534
                                                                                  -------------

                     Total Investments in Securities (cost $3,150,561): 100.74%...    3,318,107
                     Liabilities in excess of other assets: (0.74)%...............      (24,273)
                                                                                  -------------
                     Total Net assets: 100.00% ...................................  $ 3,293,834
                                                                                 ==============


STATEMENT OF ASSETS AND LIABILITIES at October 31, 1998
------------------------------------------------------------------------------------------------

ASSETS:
      Investment in securities, at value (identified cost of $3,150,561)..........  $ 3,318,107
      Receivables
            Due from Advisor......................................................        4,338
            Fund shares sold......................................................      275,000
            Dividends and interest................................................        2,279
      Prepaid expenses............................................................        2,498
                                                                                  -------------
                  Total assets....................................................    3,602,222
                                                                                  -------------

LIABILITIES:
      Payables
            Administration fees...................................................        2,548
            Securities purchased..................................................      282,303
      Accrued expenses............................................................       23,537
                                                                                  -------------
                  Total liabilities...............................................      308,388
                                                                                  -------------

NET ASSETS .......................................................................  $ 3,293,834
                                                                                 ==============

Net asset value, offering and redemptions price per share
      ($3,293,834/305,456 shares outstanding: unlimited number
      of shares (par value $0.01) authorized).....................................  $     10.78
                                                                                 ==============

COMPONENTS OF NET ASSETS
      Paid-in capital.............................................................    3,097,583
      Accumulated net investment income...........................................       17,331
      Accumulated net realized gain on investments................................       11,374
      Net unrealized appreciation on investments..................................      167,546
                                                                                  -------------
            Net assets............................................................  $ 3,293,834


STATEMENT OF OPERATIONS
For the Period from December 12, 1997* through October 31, 1998
------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Dividends.............................................................     $ 57,093
            Interest..............................................................        3,472
                                                                                  -------------
                  Total income....................................................       60,565
                                                                                  -------------

      Expenses
            Administration fee (Note 3)...........................................       26,383
            Advisory fees (Note 3)................................................       23,571
            Custodian and accounting fees.........................................       18,471
            Professional fees.....................................................       14,342
            Transfer agent fees...................................................       10,934
            Reports to shareholders...............................................        6,157
            Trustees' fees........................................................        4,247
            Other.................................................................        3,003
            Insurance expense.....................................................        1,778
            Registration fees.....................................................        1,560
                                                                                  -------------
                  Total expenses..................................................      110,446
                  Less: advisory fee waiver and absorption (Note 3)...............      (69,087)
                                                                                  -------------
                  Net expenses....................................................       41,359
                                                                                  -------------
                        Net investment income ....................................       19,206
                                                                                  -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions................................       11,374
      Net change in unrealized appreciation on investments........................      167,546
                                                                                  -------------
            Net realized and unrealized gain on investments.......................      178,920
                                                                                  -------------
                  Net increase in net assets resulting from operations  ..........    $ 198,126
                                                                                 ==============


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                                  December 12, 1997*
                                                                                        through
                                                                                   October 31, 1998
-----------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income..............................................................      $ 19,206
Net realized gain from security transactions.......................................        11,374
Net change in unrealized appreciation on investments...............................       167,546
                                                                                  ---------------
      Net increase in net assets resulting from operations ........................       198,126
                                                                                  ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..............................................................        (1,875)
                                                                                  ---------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net chante in outstanding shares (a).......     3,097,583
                                                                                  ---------------
      Total increase in net assets ................................................    $3,293,834
                                                                                  ===============

NET ASSETS
Beginning of period................................................................             -
                                                                                  ---------------

End of period .....................................................................    $3,293,834
                                                                                  ===============

(a) A summary of capital shares transactions is as follows:

                                                          December 12, 1997*
                                                                through
                                                           October 31, 1998
--------------------------------------------------------------------------------
                                                       Shares    Paid In Capital
--------------------------------------------------------------------------------
Shares sold ........................................   334,640       $3,410,803
Shares issued in reinvestment of distributions......       185            1,875
Shares redeemed.....................................   (29,369)        (315,095)
--------------------------------------------------------------------------------
Net increase........................................   305,456       $3,097,583
================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period
--------------------------------------------------------------------------------
                                                              December 12, 1997*
                                                                    through
                                                               October 31, 1998
--------------------------------------------------------------------------------

Net asset value, beginning of period..........................      $10.00
--------------------------------------------------------------------------------

Income from investment operations:
      Net investment income...................................        0.07
      Net realized and unrealized gain on investments.........        0.72
--------------------------------------------------------------------------------
Total from investment operations..............................        0.79
--------------------------------------------------------------------------------

Less distributions:
      From net investment income..............................       (0.01)
--------------------------------------------------------------------------------

Net asset value, end of period................................      $10.78
================================================================================

Total return..................................................        7.89%+

Ratios/supplemental data:
Net assets, end of period (000)...............................       $3,294

Ratio of expenses to average net assets:
      Before expense reimbursement............................        4.67%**
      After expense reimbursement.............................        1.75%**
Ratio of net investment income to average net assets:
      After expense reimbursement.............................        0.81%**

Portfolio turnover rate.......................................       32.71%

*Commencement of operations.

**Annualized.

+Not annualized.

NOTES TO FINANCIAL STATEMENTS at October 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Edgar Lomax Value Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 12, 1997. The investment objective of the Fund is to seek growth of capital, with a secondary objective of providing income. The Fund seeks to achieve its objective by investing primarily in equity securities that it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended October 31, 1998, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended October 31, 1998, the Fund incurred $23,571 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended October 31, 1998, the Advisor reduced its fees and absorbed Fund expenses in the amount of $69,087; no amounts were reimbursed to the Advisor.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the period ended October 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,874,939 and $795,850, respectively.

     At October 31, 1998, the gross unrealized appreciation and depreciation of investments based on cost for Federal tax purposes of $3,151,687 were as follows:

      Gross unrealized appreciation............................       $ 247,326
      Gross unrealized depreciation............................         (80,906)
                                                                      ---------
            Net unrealized appreciation........................       $ 166,420
                                                                      =========

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Edgar Lomax Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Edgar Lomax Value Fund, series of Advisors Series Trust, as of October 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Edgar Lomax Value Fund, series of Advisors Series Trust, as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

/s/
MCGLADREY & PULLEN LLP

New York, New York
December 4, 1998

                                     Advisor
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150
                            www.edgarlomax.cihost.com

                                   Distributor
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                    Auditors
                             McGladrey & Pullen LLP
                           555 Fifth Avenue, 8th Floor
                             New York, NY 10017-2416

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                            San Francisco, CA 94104